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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        VAN KAMPEN HIGH INCOME TRUST II
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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[VAN KAMPEN INVESTMENTS LOGO]


June 23, 2005


The joint special meeting of shareholders (the "Meeting") of Van Kampen XXXXX and Van Kampen XXXXX (each, a "Fund") was held on June 22, 2005 and has been adjourned to July 22, 2005 to allow additional time to secure the remaining votes needed to approve the proposals as outlined in the Notice of Special Meeting previously mailed to you. The adjourned meeting will be held at XX:XX a.m. on July 22, 2005 at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois.

YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE. IF THE SHARES REMAIN UNVOTED, COMPUTERSHARE FUND SERVICES, A PROXY SOLICITOR RETAINED BY VAN KAMPEN, MAY CONTACT YOU BY TELEPHONE TO OBTAIN YOUR VOTE.

The purpose of the Meeting is to seek shareholder approval for the reorganization of Van Kampen XXXXX into Van Kampen XXXXX (the "Reorganization") and the issuance of additional common shares of Van Kampen XXXXXXX in connection with the Reorganization. After careful consideration, the Board of Trustees of each Fund has determined the Reorganization and the issuance of additional common shares will benefit the shareholders of each Fund and recommend that you cast your vote "FOR" the proposed Reorganization and the issuance of additional common shares, as applicable.

Please join many of your fellow shareholders and cast your vote. To cast your vote, simply complete the enclosed proxy card and return it in the postage paid envelope provided. As a matter of convenience, you may cast your vote via the Internet or by telephone. Instructions for casting your vote via the Internet or telephone are printed on the enclosed proxy ballot. Additionally, the required control number for either of these methods is printed on the proxy card. If you choose to cast your vote via the Internet or telephone, there is no need to mail the card.

If you have any questions, please do not hesitate to contact the Van Kampen Client Relations Department at 1-800-341-2929.

We appreciate your careful and prompt consideration of this matter.


Sincerely,


Van Kampen XXXXX
Van Kampen XXXXX





VK  XXXXX Reg

[VAN KAMPEN INVESTMENTS LOGO]


June 23, 2005


The joint special meeting of shareholders (the "Meeting") of Van Kampen XXXXXX and Van Kampen XXXXXX (each, a "Fund") was held on June 22, 2005 and has been adjourned to July 22, 2005 to allow additional time to secure the remaining votes needed to approve the proposals as outlined in the Notice of Special Meeting previously mailed to you. The adjourned meeting will be held at XX:XX a.m. on July 22, 2005 at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois.

YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

The purpose of the Meeting is to seek shareholder approval for the reorganization of Van Kampen XXXXXX into Van Kampen XXXXXX (the "Reorganization") and the issuance of additional common shares of Van Kampen XXXXXX in connection with the Reorganization. After careful consideration, the Board of Trustees of each Fund has determined the Reorganization and the issuance of additional common shares will benefit the shareholders of each Fund and recommend that you cast your vote "FOR" the proposed Reorganization and the issuance of additional common shares, as applicable.

Please join many of your fellow shareholders and cast your vote. You may use:

     o MAIL - Mark your vote on the enclosed proxy card and return it in the postage paid envelope provided
     o    INTERNET - Log on to www.proxyvote.com
     o TOUCHTONE TELEPHONE - Call 1-800-454-8683 to cast your vote on the automated touchtone voting

          NOTE: CONTROL NUMBER IS PRINTED ON YOUR ENCLOSED PROXY CARD AND IS REQUIRED FOR CASTING YOUR VOTE VIA THE INTERNET OR BY TOUCHTONE TELEPHONE 800 #. THERE IS NO NEED TO MAIL THE CARD IF VOTE IS CAST BY ONE OF THESE METHODS.


If you have any questions, please do not hesitate to contact the Van Kampen Client Relations Department at 1-800-341-2929.

We appreciate your careful and prompt consideration of this matter.


Sincerely,


Van Kampen XXXXXX
Van Kampen XXXXXXX





VK  XXXXX ADP